Exhibit 99.3

CBL & Associates Properties, Inc.

Supplemental Financial and Operating Information

For the Three Months Ended March 31, 2007

Consolidated Statements of Operations

(Unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006
REVENUES:
Minimum rents	$155,316	$152,152
Percentage rents	6,482	6,353
Other rents	4,429	3,880
Tenant reimbursements	78,084	75,992
Management, development and leasing fees	1,221	1,076
Other	5,009	5,866
Total revenues	250,541	245,319

EXPENSES:
Property operating	43,471	40,737
Depreciation and amortization	57,068	54,766
Real estate taxes	20,791	19,265
Maintenance and repairs	15,433	12,693
General and administrative	10,197	9,587
Other	3,639	4,168
Total expenses	150,599	141,216
Income from operations	99,942	104,103
Interest and other income	2,745	1,731
Interest expense	(66,127)	(63,929)
Loss on extinguishment of debt	(227)	—
Gain on sales of real estate assets	3,530	900
Equity in earnings of unconsolidated affiliates	598	2,068
Income tax provision	(803)	—
Minority interest in earnings:
Operating partnership	(13,563)	(18,129)
Shopping center properties	(730)	(588)
Income before discontinued operations	25,365	26,156
Operating income (loss) of discontinued operations	(267)	2,099
Loss on discontinued operations	(55)	—
Net income	25,043	28,255
Preferred dividends	(7,642)	(7,642)
Net income available to common shareholders	$17,401	$20,613
Basic per share data:
Income before discontinued operations, net of preferred dividends	$0.27	$0.30
Discontinued operations	—	0.03
Net income available to common shareholders	$0.27	$0.33
Weighted average common shares outstanding	65,109	62,655

Diluted per share data:
Income before discontinued operations, net of preferred dividends	$0.27	$0.29
Discontinued operations	(0.01)	0.03
Net income available to common shareholders	$0.26	$0.32
Weighted average common and potential dilutive common shares outstanding	65,886	64,323

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended March 31,
	2007	2006

Net income available to common shareholders	$17,401	$20,613
Minority interest in earnings of operating partnership	13,563	18,129
Depreciation and amortization expense of:
Consolidated properties	57,068	54,766
Unconsolidated affiliates	3,504	3,278
Discontinued operations	—	515
Non-real estate assets	(228)	(195)
Minority investors’ share of depreciation and amortization	(606)	(539)
Loss on discontinued operations	55	—
Funds from operations of the operating partnership	90,757	96,567
Percentage allocable to Company shareholders (1)	56.20%	54.41%
Funds from operations allocable to Company shareholders	$51,005	$52,542
Basic per share data:
Funds from operations	$0.78	$0.84
Weighted average common shares outstanding with operating partnership units fully converted	115,858	115,147
Diluted per share data:
Funds from operations	$0.78	$0.83
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,636	116,815

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$3,369	$5,868
Lease termination fees per share	$0.03	$0.05

Straight-line rental income	$1,124	$965
Straight-line rental income per share	$0.01	$0.01

Gains on outparcel sales	$3,799	$1,633
Gains on outparcel sales per share	$0.03	$0.01

Amortization of acquired above- and below-market leases	$2,930	$2,602
Amortization of acquired above- and below-market leases per share	$0.03	$0.02

Amortization of debt premiums	$1,902	$1,842
Amortization of debt premiums per share	$0.02	$0.02

Income tax provision	$803	$—
Income tax provision per share	$0.01	$—

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Same-Center Net Operating Income

(Dollars in thousands)

	Three Months Ended March 31,
	2007		2006

Net income	$25,043		$28,255

Adjustments:
Depreciation and amortization	57,068		54,766
Depreciation and amortization from unconsolidated affiliates	3,504		3,278
Depreciation and amortization from discontinued operations	—		515
Minority investors’ share of depreciation and amortization in
shopping center properties	(606)		(539)
Interest expense	66,127		63,929
Interest expense from unconsolidated affiliates	4,192		4,394
Minority investors’ share of interest expense in
shopping center properties	(1,187)		(1,162)
Loss on extinguishment of debt	227		—
Abandoned projects expense	48		(5)
Gain on sales of real estate assets	(3,530)		(900)
Gain on sales of real estate assets of unconsolidated affiliates	(269)		(733)
Income tax provision	803		—
Minority interest in earnings of operating partnership	13,563		18,129
(Gain) loss on discontinued operations	55		—
Operating partnership’s share of total NOI	165,038		169,927
General and administrative expenses	10,197		9,587
Management fees and non-property level revenues	(6,918)		(4,661)
Operating partnership’s share of property NOI	168,317		174,853
NOI of non-comparable centers	(2,241)		(3,670)
Total same center NOI	$166,076		$171,183

Malls	$154,661		$159,339
Associated centers	7,250		7,164
Community centers	808		1,026
Other	3,357		3,654
Total same center NOI	$166,076		$171,183

Percentage Change:
Malls	-2.9%
Associated centers	1.2%
Community centers	-21.2%
Other	-8.1%
Total same center NOI	-3.0%	*

* The percentage change in same center NOI excluding applicable lease termination fees of $3.4 million and $ 5.4 million for the three months ended March 31, 2007 and March 31, 2006, respectively, was a 1.8% decrease.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Company’s Share of Consolidated and Unconsolidated Debt

(Dollars in thousands)

	March 31, 2007
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,877,689	$836,753	$4,714,442
Minority investors’ share of consolidated debt	(24,703)	—	(24,703)
Company’s share of unconsolidated affiliates’ debt	208,730	29,902	238,632
Company’s share of consolidated and unconsolidated debt	$4,061,716	$866,655	$4,928,371
Weighted average interest rate	5.93%	6.22%	5.98%

	March 31, 2006
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,262,444	$1,131,444	$4,393,888
Minority investors’ share of consolidated debt	(51,686)	—	(51,686)
Company’s share of unconsolidated affiliates’ debt	225,238	26,550	251,788
Company’s share of consolidated and unconsolidated debt	$3,435,996	$1,157,994	$4,593,990
Weighted average interest rate	5.99%	5.55%	5.88%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2007

(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	116,272	$44.84	$5,213,636
8.75% Series B Cumulative Redeemable Preferred Stock	2,000	50.00	100,000
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Total market equity			5,603,636
Company’s share of total debt			4,928,371
Total market capitalization			$10,532,007
Debt-to-total-market capitalization ratio			46.8%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 30, 2007. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Reconciliation of Shares and Operating Partnership Units Outstanding

(In thousands)

	Three Months Ended March 31,
2007:	Baisc	Diluted
Weighted average shares - EPS	65,109	65,886
Weighted average operating partnership units	50,749	50,750
Weighted average shares- FFO	115,858	116,636

2006:
Weighted average shares - EPS	62,655	64,323
Weighted average operating partnership units	52,492	52,492
Weighted average shares- FFO	115,147	116,815

Dividend Payout Ratio

	Three Months Ended March 31,
	2007	2006
Weighted average dividend per share	$0.51032	$0.46390
FFO per diluted, fully converted share	$0.78	$0.83
Dividend payout ratio	65.4%	55.9%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Consolidated Balance Sheets

(Unaudited, in thousands except share data)

	March 31, 2007	December 31, 2006
ASSETS
Real estate assets:
Land	$787,466	$779,727
Buildings and improvements	6,080,290	5,944,476
	6,867,756	6,724,203
Less: accumulated depreciation	(972,530)	(924,297)
	5,895,226	5,799,906
Developments in progress	239,066	294,345
Net investment in real estate assets	6,134,292	6,094,251
Cash and cash equivalents	46,811	28,700
Receivables:
Tenant, net of allowance	64,751	71,573
Other	8,916	9,656
Mortgage notes receivable	33,834	21,559
Investment in unconsolidated affiliates	95,425	78,826
Other assets	235,319	214,245
	$6,619,348	$6,518,810
LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$4,714,442	$4,564,535
Accounts payable and accrued liabilities	299,631	309,969
Total liabilities	5,014,073	4,874,504
Commitments and contingencies
Minority interests	535,663	559,450
Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares outstanding	20	20
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,421,311 and 62,512,816 issued and outstanding in 2007 and 2006, respectively	656	654
Additional paid-in capital	1,074,404	1,074,450
Accumulated other comprehensive income	550	19
Retained earnings (accumulated deficit)	(6,030)	9,701
Total shareholders’ equity	1,069,612	1,084,856
	$6,619,348	$6,518,810

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense

(Dollars in thousands)

	Three Months Ended March 31,
	2007	2006
EBITDA:
Net income	$25,043	$28,255

Adjustments:
Depreciation and amortization	57,068	54,766
Depreciation and amortization from unconsolidated affiliates	3,504	3,278
Depreciation and amortization from discontinued operations	—	515
Minority investors’ share of depreciation and amortization in shopping center properties	(606)	(539)
Interest expense	66,127	63,929
Interest expense from unconsolidated affiliates	4,192	4,394
Minority investors’ share of interest expense in shopping center properties	(1,187)	(1,162)
Income taxes	1,071	220
Loss on extinguishment of debt	227	—
Abandoned projects	48	(5)
Minority interest in earnings of operating partnership	13,563	18,129
Loss on discontinued operations	55	—
Company’s share of total EBITDA	$169,105	$171,780

Interest Expense:
Interest expense	$66,127	$63,929
Interest expense from unconsolidated affiliates	4,192	4,394
Minority investors’ share of interest expense in shopping center properties	(1,187)	(1,162)
Company’s share of total interest expense	$69,132	$67,161

Ratio of EBITDA to Interest Expense	2.45	2.56

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities

(In thousands)

	Three Months Ended March 31,
	2007	2006

Company’s share of total EBITDA	$169,105	$171,780
Interest expense	(66,127)	(63,929)
Minority investors’ share of interest expense in shopping center properties	1,187	1,162
Income taxes	(1,071)	(220)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	1,582	1,777
Amortization of debt premiums	(1,902)	(1,842)
Amortization of above and below market leases	(2,930)	(2,602)
Depreciation and interest expense from unconsolidated affiliates	(7,696)	(7,672)
Minority investors’ share of depreciation and amortization in shopping center properties	606	539
Minority interest in earnings - shopping center properties	730	588
Gains on outparcel sales	(3,530)	(900)
Income tax benefit from stock options	1,139	—
Equity in earnings of unconsolidated affiliates	(598)	(2,068)
Distributions from unconsolidated affiliates	891	2,269
Stock based compensation expense	2,126	2,195
Changes in operating assets and liabilities	4,802	(33,095)
Cash flows provided by operating activities	$98,314	$67,982

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Schedule of Mortgage and Other Notes Payable as of March 31, 2007

(Dollars In thousands )

					Balance
Location	Property	Maturity Date	Interest Rate	Balance	Fixed	Variable

Operating Properties:
Ft. Myers, FL	Gulf Coast Town Center Phase I	Aug-07	6.38%	$52,000	$—	$52,000
High Point, NC	Oak Hollow Mall	Feb-08	7.31%	41,026	41,026	—
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	102,105	102,105	—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	83,753	83,753	—
Nashville, TN	The Courtyard At Hickory Hollow Mall	Aug-08	6.77%	3,899	3,899	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	67,689	67,689	—
Nashville, TN	The Village At Rivergate	Aug-08	6.77%	3,197	3,197	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	88,140	88,140	—
Stillwater, OK	Lakeview Pointe	Nov-08	6.57%	17,953	—	17,953
Ft. Myers, FL	Gulf Coast Town Center Phase II	Jan-09	6.63%	84,865	—	84,865
Cary, NC	Cary Towne Center	Mar-09	6.85%	84,581	84,581	—
Joplin, MO	Northpark Mall	Mar-09	5.50%	39,640	39,640	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	52,863	52,863	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	63,292	63,292	—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	31,462	31,462	—
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	24,821	24,821	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,777	7,777	—
Cincinnati, OH	Eastgate Mall(a)	Dec-09	4.55%	55,130	55,130	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	40,218	40,218	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,353	9,353	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	66,388	66,388	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	43,070	43,070	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	52,622	52,622	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,309	8,309	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	126,459	126,459	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,838	30,838	—
Wausau, WI	Wausau Center	Dec-10	6.70%	12,443	12,443	—
York, PA	York Galleria	Dec-10	8.34%	49,290	49,290	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	91,319	91,319	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	66,549	66,549	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,709	5,709	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	29,209	29,209	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,950	1,950	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	61,635	61,635	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	35,689	35,689	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	14,333	14,333	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	74,411	74,411	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	6.51%	8,400	8,400	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	32,869	32,869	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	41,451	41,451	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	59,347	59,347	—
Racine, WI	Regency Mall	Jul-12	6.51%	32,504	32,504	—
Saginaw, MI	Fashion Square	Jul-12	6.51%	56,973	56,973	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	51,488	51,488	—

Schedule of Mortgage and Other Notes Payable as of March 31, 2007

(Dollars In thousands )

					Balance
Location	Property	Maturity Date	Interest Rate	Balance	Fixed	Variable
Chattanooga, TN	CBL Center	Aug-12	6.25%	14,096	14,096	—
Panama City, FL	Panama City Mall	Aug-12	7.30%	38,673	38,673	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	49,426	49,426	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	126,333	126,333	—
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	77,482	77,482	—
Columbia, SC	Columbia Place	Oct-13	5.45%	31,537	31,537	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Brookfield, IL	Brookfield Square	Nov-15	5.08%	102,946	102,946	—
Madison, WI	East Towne Mall	Nov-15	5.00%	78,413	78,413	—
Madison, WI	West Towne Mall	Nov-15	5.00%	110,758	110,758	—
Rockford, IL	Cherryvale Mall	Nov-15	5.00%	92,015	92,015	—
Bloominton, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,623	32,623	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	11,786	11,786	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	76,466	76,466	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	116,150	116,150	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	84,388	84,388	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,736	37,736	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,913	45,913	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	75,200	75,200	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	17,040	17,040	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,500	22,500	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	150,400	150,400	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	107,500	107,500	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	44,400	44,400	—
SUBTOTAL				3,999,300	3,844,482	154,818
Weighted average interest rate				5.98%	5.95%	6.53%

Debt Premiums:
Joplin, MO	Northpark Mall	Mar-09	5.50%	525	525	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	1,937	1,937	—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	1,393	1,393	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	4,226	4,226	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	4,716	4,716	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	6,381	6,381	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,884	2,884	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	8,172	8,172	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,551	2,551	—
SUBTOTAL				32,785	32,785	—
Weighted average interest rate				5.02%

SUBTOTAL				4,032,085	3,877,267	154,818
Weighted average interest rate				5.97%	5.95%	6.53%

Schedule of Mortgage and Other Notes Payable as of March 31, 2007

(Dollars In thousands )

					Balance
Location	Property	Maturity Date	Interest Rate	Balance	Fixed	Variable
Construction Loans:
Burlington, NC	Alamance Crossing	Sep-09	6.57%	34,003	—	34,003
SUBTOTAL				34,003	—	34,003
Weighted average interest rate
Lines of Credit			6.12%	647,932	—	647,932
Weighted average interest rate
Other				422	422	—

Total Consolidated Debt				$4,714,442	$3,877,689	$836,753
Weighted average interest rate				5.99%	5.94%	6.21%
Plus Company’s Share Of Unconsolidated Affiliates’ Debt:
Huntsville, AL	Parkway Place	Jun-08	6.32%	26,600	—	26,600
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,177	1,177	—
York, PA	York Town Center	Oct-11	6.83%	3,302	—	3,302
Myrtle Beach, SC	Coastal Grand—Myrtle Beach	Oct-14	5.09%	38,449	38,449	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	35,238	35,238	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	100,000	100,000	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	13,882	13,882	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,893	14,893	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	5,091	5,091	—
				238,632	208,730	29,902
Less Minority Interests’ Share of Consolidated Debt:		Minority Interest
Chattanooga, TN	CBL Center	8.0000%	6.2500%	(1,128)	(1,128)	—
Chattanooga, TN	Hamilton Corner	10.0000%	5.6700%	(1,704)	(1,704)	—
Chattanooga, TN	Hamilton Place	10.0000%	5.8600%	(11,615)	(11,615)	—
Ft. Myers, FL	Gulf Coast Town Center	50.0000%	6.6250%	—	—	—
High Point, NC	Oak Hollow Mall	25.0000%	7.3100%	(10,256)	(10,256)	—
				(24,703)	(24,703)	—
Company’s Share of Total Consolidated and Unconsolidated Debt				$4,928,371	$4,061,716	$866,655
Weighted average interest rate				5.98%	5.93%	6.22%
Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-08	6.320%	53,200	—	53,200
Del Rio, TX	Plaza del Sol	Aug-10	9.150%	2,327	2,327	—
York, PA	York Town Center	Oct-11	6.825%	6,604	—	6,604
Myrtle Beach, SC	Coastal Grand—Myrtle Beach(b)	Oct-14	5.090%	94,899	94,899	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.985%	58,729	58,729	—
Raleigh, NC	Triangle Town Center	Dec-15	5.737%	200,000	200,000	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.230%	29,226	29,226	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.627%	29,787	29,787	—
Harrisburg, PA	High Pointe Commons	May-17	5.740%	10,181	10,181	—
				$484,953	$425,149	$59,804
Weighted average interest rate				5.76%	5.67%	6.38%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the

Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Property Type	Square Feet	Prior Base Rent PSF	New Initial Base Rent PSF	% Change Initial	New Average Base Rent PSF	% Change Average

All Property Types (1)	813,041	$24.39	$25.25	3.5%	$26.05	6.8%
Stabilized malls	770,881	24.87	25.77	3.6%	26.59	6.9%
New leases	289,837	23.81	29.97	25.9%	31.51	32.3%
Renewal leases	481,044	$25.51	$23.24	-8.9%	$23.63	-7.4%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Property Type	Leased Square Feet	Leased Average Base Rent PSF	Total Expiring Square Feet	Expiring Prior Base Rent PSF	% Change Average

All Property Types (1)	876,790	$26.02	983,389	$24.52	6.1%
Stabilized malls	828,721	26.58	948,361	24.88	6.8%
New leases	347,677	30.67	467,317	24.23	26.6%
Renewal leases	481,044	$23.63	481,044	$25.51	-7.4%

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

	As of March 31,
	2007	2006
Stabilized malls	$26.98	$26.71
Non-stabilized malls	27.62	27.11
Associated centers	11.83	10.85
Community centers	14.71	9.44
Other	19.53	19.33

(1) Includes Stabilized malls, Associated centers, Community centers and Other.

13

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Top 25 Tenants Based On Percentage Of Total Revenues For The Year Ended March 31, 2007:

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues
1	Limited Brands, LLC	218	1,283,248	$45,572,299	4.22%
2	Foot Locker, Inc.	190	735,099	29,603,533	2.74%
3	The Gap Inc.	98	1,002,835	24,249,209	2.25%
4	Abercrombie & Fitch, Co.	74	505,346	18,216,099	1.69%
5	AE Outfitters Retail Company	72	399,329	16,844,444	1.56%
6	Signet Group plc (2)	111	176,140	16,510,558	1.53%
7	Finish Line, Inc.	82	414,639	15,576,193	1.44%
8	Zale Corporation	142	146,441	14,693,694	1.36%
9	Luxottica Group, S.P.A.(3)	143	309,064	14,502,606	1.34%
10	JC Penney Co. Inc. (4)	68	7,618,875	13,554,058	1.26%
11	New York & Company, Inc.	47	341,578	12,020,376	1.11%
12	The Regis Corporation	200	232,995	11,709,264	1.08%
13	Genesco Inc. (5)	153	200,236	11,520,162	1.07%
14	Dick’s Sporting Goods, Inc.	13	770,686	11,085,621	1.03%
15	Pacific Sunwear of California	85	297,818	10,910,725	1.01%
16	The Children’s Place Retail St (6)	61	258,867	10,518,478	0.97%
17	Aeropostale, Inc.	69	233,903	9,665,831	0.89%
18	Charming Shoppes, Inc. (7)	51	304,613	9,243,485	0.86%
19	Christopher & Banks, Inc.	72	247,293	8,749,260	0.81%
20	Trans World Entertainment (8)	60	282,732	8,592,301	0.80%
21	Charlotte Russe Holding, Inc.	38	264,737	8,562,310	0.79%
22	The Buckle, Inc.	46	225,408	8,122,786	0.75%
23	Claire’s Stores, Inc.	114	132,051	7,980,278	0.74%
24	Hallmark Cards, Inc.	62	247,583	7,485,751	0.69%
25	Sears, Roebuck and Co. (9)	72	8,869,502	6,794,535	0.63%
		2,341	25,501,018	$352,283,856	32.62%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at March 31, 2007.
(2)	Signet Group operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(4)	JC Penney Co. Inc. owns 28 of these stores.
(5)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(6)	The Children’s Place Retail Stores, Inc. also operates The Disney Stores.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug, and Catherine’s.
(8)	Trans World Entertainment operates FYE , Sam Goody, Suncoast Motion Picture, and Saturday Matinee.
(9)	Sears owns 52 of these stores.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Capital Expenditures for Three Months Ended March 31 , 2007

(In thousands)

Tenant allowances	$10,500

Renovations	5,903

Deferred maintenance:
Parking lot and parking lot lighting	28
Roof repairs and replacements	1,713
Other capital expenditures	2,816
Total deferred maintenance expenditures	4,557

Total capital expenditures	$20,960

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized

(In thousands)

2007
Quarter ended:
March 31,	$1,001
June 30,	—
September 30,	—
December 31,	—
$1,001

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Properties Opened Year-to-date

(Dollars in thousands)

			CBL’s Share of
Property	Location	Total Project Square Feet	Total Cost			Cost To Date	Date Opened	Initial (d) Yield
Mall Expansion:
Brookfield Square - Mitchell’s Fish Market	Brookfield, WI	7,500	$3,044			$1,839	April-07	8.6%

Open-Air Center Expansion:
Gulf Coast Town Center -	Ft. Myers, FL	595,990	80,797	(	a)	80,797	Spring-07	9.2%
Phase II-shops/Costco

Associated Center:
The Shoppes at St. Clair Square	Fairview Heights, IL	84,080	27,487			27,257	March-07	7.0%

Announced Property Renovations and Redevelopments

(Dollars in thousands)

			CBL’s Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial (d) Yield
Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	$13,500	$1,542	Fall-07	NA
Georgia Square	Athens, GA	674,738	13,200	487	Fall-07	NA
Mall del Norte	Laredo, TX	1,207,687	18,400	3,425	Fall-07	NA
Honey Creek Mall	Terre Haute, IN	678,763	4,600	244	Fall-07	NA

Associated Center Renovation:
Madison Plaza	Huntsville, AL	153,085	1,200	689	July-07	NA

Redevelopments:
Parkdale Mall - Former Dillards	Beaumont, TX	50,720	14,720	466	Fall-07	4.0%
Northpark Mall - Former Wards	Joplin, MO	90,688	11,543	399	Fall-07	6.6%
Mall del Norte - Theater	Laredo, TX	81,150	14,929	5,634	Spring-07	6.9%
Columbia Place - Former JCPenney	Columbia, SC	124,819	15,051	4,627	Aug-07/ Feb-08	5.5%
Westgate Mall - Former Proffits	Spartanburg, SC	153,000	NA	NA	August-07	NA
		4,347,634	$107,143	$17,513

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months Ended March 31, 2007

Properties Under Development at March 31, 2007

(Dollars in thousands)

					CBL’s Share of
Property	Location	Total Project Square Feet			Total Cost	Cost To Date	Opening Date	Initial (d) Yield
Mall Expansions:
The District at Valley View - shops	Roanoke, VA	61,200			$18,026	$12,446	June-07	7.6%
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000			3,430	—	Fall-07	8.6%
The District at CherryVale	Rockford, IL	84,541			21,099	4,446	Fall-07	7.4%
Harford Mall - lifestyle expansion	Bel Air, MD	39,222	(	b)	9,736	3,539	September-07	6.1%
Southpark Mall - Regal Cinema	Colonial Heights, VA	85,392			15,510	7,914	Fall-07	8.5%

Associated/Lifestyle Centers:
Milford Marketplace	Milford, CT	107,226			25,215	8,372	October-07	8.1%
Brookfield Square -	Brookfield, WI	57,511			13,332	8,403	Spring/Fall-07	8.6%
Corner Shops & Fresh Market

Office:
CBL Center II	Chattanooga, TN	74,598			17,120	958	January-08	8.6%

Mixed -Use Center:
Pearland Town Center	Pearland, TX	719,388			154,182		Fall-08	7.4%

Community/Open-Air Centers:
Alamance Crossing East	Burlington, NC	655,455			98,832	58,282	August-07	8.4%
York Town Center (c)	York, PA	274,495			21,099	17,881	September-07	9.5%
Cobblestone Village at Palm Coast	Palm Coast, FL	277,770			11,316	11,316	October-07	7.7%
		2,448,798			$408,897	$133,557

50/50 Joint Venture. Cost shown are CBL’s 50% share due to the fact that the JV partner funds their share.

(a) Amounts shown are 100% of total cost and cost to date for all of Phase II due to the fact that CBL funds all cost.

(b) Total square footage includes redevelopement and expansion of 2,641 square feet.

(c) 50/50 Joint Venture. Cost shown are CBL’s 50% share due to the fact that the JV partner funds their share.

(d) Initial yields include reductions for management and development fees.